Income Taxes	3 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

No provision for U.S. income taxes exists due to tax losses incurred in all periods presented. Deferred income taxes reflect the tax effects of net operating loss and tax credit carryforwards and the net temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows (in thousands):

	December 31
	2013	2012
Deferred tax assets:
Federal and state net operating loss carryforwards	$60,569	$62,745
Capitalized research and development	22,349	22,490
Federal and state tax credit carryforwards	6,600	6,153
Other	1,313	1,200

Total deferred tax assets	90,831	92,588
Valuation allowance	(90,831)	(92,588)

Net deferred tax assets	$—	$—

Realization of the net deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which is uncertain. Based on the weight of available positive and negative objective evidence, management believes it more likely than not that the Company’s deferred tax assets are not realizable. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The net valuation allowance decreased by $1.8 million during the year ended December 31, 2013 and increased $4.7 million during the year ended December 31, 2012.

The following is a reconciliation of the expected statutory federal income tax provision to the actual income tax provision (in thousands):

	December 31
	2013	2012
Expected income tax benefit at federal statutory tax rate	$(3,424)	$(3,826)
Net operating loss reduction	4,441	—
Change in valuation allowance	(1,757)	4,668
State income taxes, net of federal benefit	583	(763)
Permanent items	555	54
Research credits	(396)	—
Other, net	(2)	(133)

Income tax (benefit) expense	$—	$—

Pursuant to Internal Revenue Code (“IRC”), Section 382 and 383, use of the Company’s U.S. federal and state net operating loss and research and development income tax credit carryforwards may be limited in the event of a cumulative change in ownership of more than 50.0% within a three-year period. The Company completed an analysis under IRC Sections 382 and 383 through December 21, 2007 and determined that the Company’s net operating losses and research and development credits were subject to limitations due to changes in ownership through December 31, 2007. The net operating loss carryforwards reflected in the deferred tax assets at December 31, 2013 have been adjusted to reflect Section 382 limitations resulting from the ownership change As the Company was in a net operating loss position for the year 2013 and 2012, the Company has not performed any additional analysis for IRC Sections 382 and 383 for the years ended December 31, 2013 and 2012. There is a risk that additional changes in ownership could have occurred since December 31, 2007. If a change in ownership were to have occurred, additional net operating loss and tax credit carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance.

As of December 31, 2013, we had federal net operating loss carryforwards of $152.1 million and state net operating loss carryforwards of $152.2 million to offset future taxable income, if any. In addition, we had federal research and development tax credit carry forwards of $6.2 million and state research and development tax credit carryforwards of $3.2 million. If not utilized, the federal net operating loss and tax credit carryforwards will expire beginning in 2024 through 2033 and the state net operating loss carryforwards will expire beginning in 2014 through 2033. The state tax credit will carry forward indefinitely.

The following table summarizes activity related to the Company’s gross unrecognized tax benefits (in thousands):

Total
Balance as of December 31, 2011	$1,711
Increases related to 2012 tax positions	36

Balance as of December 31, 2012	$1,747
Increases related to prior year tax positions	65
Increases related to 2013 tax positions	53

Balance as of December 31, 2013	$1,865

The unrecognized tax benefits, if recognized, would not have an impact on the Company’s effective tax rate. The Company does not expect a significant change to its unrecognized tax benefits over the next twelve months. The unrecognized tax benefits may increase or change during the next year for items that arise in the ordinary course of business.

The Company files income tax returns in the U.S. federal and California jurisdiction and is not currently under examination by federal, state, or local taxing authorities for any open tax years. The tax years 1998 through 2013 remain open to examination by the major taxing authorities.